UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2013 (November 9, 2012)

Monster Offers

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53266

Nevada	26-1548306
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

27665 Forbes Road, Laguna Niguel CA	92677
(Address of principal executive offices)	(Zip Code)

(949) 335-5350

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 9, 2012, Monster Offers, a Nevada corporation (the “Registrant”), Monster Offers Acquisition Corporation, a Nevada corporation (“Merger Sub”), and Ad Shark, Inc., a privately-held California corporation (“Ad Shark”), entered into a Acquisition Agreement and Plan of Merger pursuant to which the Registrant, through its wholly-owned subsidiary, Merger Sub, acquired Ad Shark in exchange for 27,939,705 shares of the Registrant’s unregistered restricted common stock, which were issued to the holders of Ad Shark stock based on their pro-rata ownership (the “Acquisition”). The Registrant disclosed the Acquisition on its November 13, 2012 Current Report on Form 8-K (SEC Accession No. 0001350071-12-000125) (the “Initial 8-K”); however, Ad Shark’s Audited Consolidated Financial Statements and Pro Forma Financial Information (together, the “Financials”) were not then available. An amendment to the Initial 8-K was filed on February 22, 2013 to provide the Financials (SEC Accession No. 0001493152-13-000317) (the “Amendment”). The Amendment was inadvertently and inaccurately worded to indicate that the Financial Statements of Ad Shark for the nine months ended September 30, 2012 have been audited. However, the Financial Statements of Ad Shark for the nine months ended September 30, 2012 have not been audited.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

The Audited Consolidated Financial Statements of Ad Shark for the fiscal year ended December 31, 2011 and the Unaudited Financial Statements for the nine months ended September 30, 2012 are filed as Exhibit 99.1 to this Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2012 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2012 to reflect the acquisition of the business operations of Ad Shark are filed as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.

(d) Exhibits:

Exhibit Number	Description
99.1	Consolidated Financial Statements of Ad Shark for the nine months ended September 30, 2012 and for the fiscal year ended December 31, 2011.
99.2

Unaudited pro forma condensed consolidated balance sheet as of September 30, 2012 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Monster Offers Registrant

Date: February 25, 2013
/s/ Wayne Irving II
Name: Wayne Irving II
Title: CEO and Director